FIRST AMENDMENT TO THE
                         CONNECTICUT NATURAL GAS CORPORATION
                            OFFICERS RETIREMENT PLAN AND
                     DEFERRED COMPENSATION PLAN TRUST AGREEMENT



       THIS AGREEMENT made this 5th day of August, 1993 by and between the CONNECTICUT NATURAL GAS CORPORATION (herein after called the "Company"), a corporation having its principal place of business in Hartford, Connecticut, and FLEET BANK, N.A. (hereinafter called the "Trustee"), a national banking association with a place of business in Hartford, Connecticut,


                               W I T N E S S E T H:

       WHEREAS, by Agreement dated January 9, 1989, the Company and The Connecticut Bank and Trust Company, N.A., entered into an Agreement entitled The Connecticut Natural Gas Corporation Officers Retirement Plan Trust Agreement; and

       WHEREAS, the Company wishes to utilize said Trust Agreement in connection with the Connecticut Natural Gas Corporation Deferred Compensation Plan as well as the Officers Retirement Plan; and

       WHEREAS, the Company reserved the right to amend the Trust Agreement in
   Section 10.1 thereof, subject to the conditions set forth therein: and

       WHEREAS, Fleet Bank, N.A. has succeeded to the trust business of The Connecticut Bank and Trust Company, N.A., and is currently serving as Trustee;

       NOW, THEREFORE, the Company and the Trustee-hereby agree as follows:

       1.   The following new Section 1.4 is added to the Trust:

       "1.4  This Trust Agreement is hereby renamed The Connecticut Natural
   Gas    Corporation Officers Retirement Plan and Deferred Compensation Plan
   Trust Agreement."

        2.   The following new Section 1.5 is added to the Trust:

       "1.5 As used herein, the term "Plans" shall mean the Connecticut Natural Gas Corporation Officers Retirement Plan and the Connecticut Natural Gas Corporation Deferred Compensation Plan."

       3.   Sections 2.1, 2.2, 3.1, 3.2, 3.3, 3.4, 4.1, 5.2(a), and 11.3 are
   amended by the deletion of the word "Plan" or "plan" and the
   substitution of the word "Plans" or "plans" (as the case may be) in   lieu
   thereof.

       4. The fifth and sixth sentences of Section 2.2 are amended by the deletion of the word "is" wherever the same shall appear therein and the substitution of the word "are" in lieu thereof; and the word "a" in the fifth sentence of Section 2.2, immediately preceding the word "deferred", be and it hereby is deleted.

       5. Except as hereinabove modified and amended, the Trust Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and the respective corporate seals to be hereto affixed this 5th day of August, 1993.



   ATTEST:                                 CONNECTICUT NATURAL GAS CORPORATION


   Sharon Jepson                                A. Mark Abramovic
   ---------------------------------       By --------------------------------
                                              Its Vice President Finance & CEO



   ATTEST:                                 FLEET BANK, N.A.


   Helen M. Atwood                              William B. Parent
   ---------------------------------       By --------------------------------
                                              Its Vice President

   STATE OF CONNECTICUT     )
                            :         Hartford, CT  July 27, 1993
   COUNTY OF HARTFORD       )





        Personally appeared, A. Mark Abramovic, Vice President Finance & CFO of Connecticut Natural Gas Corporation, signer and sealer of the foregoing instrument, and declared the same to be his free act and deed and the free act and deed of said corporation before me.

                                           Reginald Babcock
                                           -------------------------------
                                           Commissioner of the Superior Court

   STATE OF CONNECTICUT     )
                            :         August 5, 1993
   COUNTY OF HARTFORD       )



       Personally appeared, William B. Parent, Vice President of Fleet Bank, N.A., signer and sealer of the foregoing instrument, and declared the same to be his free act and deed and the free act and deed of said corporation before me.


                                      Francis A. Maslona
                                      -------------------------------------
                                      Notary Public